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                                                                 Exhibit 10.xxxv

                             THE MEAD CORPORATION
                             RESTRICTED STOCK PLAN
                             ---------------------
                                                                       COMPOSITE
                                                                       ---------
                                                                        06/24/99

ARTICLE I.  GENERAL PROVISIONS
----------  ------------------

            Section 1.  Purpose.  The purpose of The Mead Corporation Restricted
            ----------  --------
Stock Plan (the "Plan") is to provide certain compensation to eligible directors and employees in the form of Common Shares ("Shares") of The Mead Corporation (the "Company") which are restricted in accordance with the terms and conditions set forth below and to encourage the continued high level of performance of such directors and employees by increasing the identity of interests of such directors and employees with the shareholders of the Company. The Plan is intended to be an unfunded program established for the purpose of providing compensation for eligible directors and a select group of management employees and is exempt from Parts 1 through 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended.

            Section 2.  Definitions.  For purposes of the Plan, the following
            ----------  ------------
terms shall have the following meanings:

            (a) "Board of Directors" means the Board of Directors of the Company.

            (b) A "Change in Control" shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

                 (i) date of expiration of a Tender Offer (other than an offer by the Company), if the offeror acquires Shares pursuant to such Tender Offer;

                 (ii) the date of approval by the shareholders of the Company of a definitive agreement: (x) for the merger or consolidation of the Company or any direct or indirect subsidiary of the Company into or with another corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent ((i) in the case of a merger or consolidation of the Company, either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof, or (ii) in the case of a merger or consolidation of any direct or indirect subsidiary of the Company, either by remaining outstanding if the Company continues as a parent of the merged or consolidated subsidiary or by being converted into voting securities of the surviving entity or any parent thereof) at least 51% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities, or (y) for the sale or disposition of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 51% of the combined voting power of the voting securities of which are owned (directly or indirectly) by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition;

          (iii) (x) any Person is or becomes the Beneficial Owner of 25% or more of the voting power of the then outstanding securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates), excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x)(1) of paragraph (ii) above or (y) the date of authorization, by both a majority of the voting power of the Company and a majority of the portion of such voting power excluding the voting power of interested Shares, of a control share acquisition (as such term is defined in Chapter 1701 of the Ohio Revised
Code); and

          (iv) a change in the composition of the Board of Directors such that individuals who were members of the Board of Directors on the date two years prior to such change (and any new directors (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) who were elected, or were nominated for election, by the Company's shareholders with the affirmative vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such two year period or whose election or nomination for election was previously so approved) no longer constitute a majority of the Board of Directors.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

          (c) "Committee" means the Compensation Committee of the Board of Directors.

          (d) "Company" means The Mead Corporation; however, when used with reference to employment, "Company" also includes any corporation, partnership or other person or entity at least 10% of the voting or equity interest of which is owned or controlled, directly or indirectly, by the Company.

          (e) "Eligible Director" means any director of the Company who is not also an employee of the Company.

          (f) "Eligible Employee" means any employee of the Company selected by the Committee.

          (g) "Grant Date" means the date on which Restricted Shares are to be granted pursuant to Article II, Section 1.

          (h) "Market Value" means the average of the highest sale price and the lowest sale price of a Share on the date the value of a Share is to be determined, as reported on the New York Stock Exchange - Composite Transactions Tape (or other similar source) or, if no sale is reported for such date, then on the next preceding date for which a sale is reported.

          (i) "Participant" means any individual who holds Restricted Shares granted under the Plan.

          (j) "Restriction Period" means (i) in the case of Restricted Shares granted pursuant to Article II. Section 1 (a), (b) or Section 2, the period of six months from the date the Restricted Shares are granted, (ii) in the case of Restricted Shares granted pursuant to Article II. Section 1(c),

                                       2
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the date the grantee becomes age 55 or six months from the date the Restricted
Shares are granted, whichever is later, and (iii) in the case of Restricted Shares granted pursuant to Article III, the period of six months or longer (as determined by the Committee) from the date Restricted Shares are granted.

          (k) "Restricted Shares" means any Shares issued or delivered pursuant to the Plan which remain subject to the restrictions set forth in Article I,
Section 5 of the Plan.

          (l) "Shares" means the Common Shares, without par value, of the Company.

          (m) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

          (n) "Beneficial Owner" shall have the meaning defined in Rule 13d-3 under the Exchange Act.

          (o) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (p) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries,
(ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

          (q) "Tender Offer" shall mean a tender offer or a request or invitation for tenders or an exchange offer subject to regulation under Section 14(d) of the Exchange Act and the rules and regulations thereunder, as the same may be amended, modified or superseded from time to time.

          Section 3.  Administration.
          ----------  --------------

          (a) The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee and the Board of Directors shall each have authority to construe and interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for administering the Plan. The Committee or the Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem expedient to carry it into effect. The determination of the Committee or the Board of Directors on any matters within the scope of this section shall be conclusive. A majority of the Committee shall constitute a quorum for meetings of the Committee, and the act of a majority of the Committee at a meeting, or an act reduced to or approved in writing by all members of the Committee, shall be the act of the Committee.

          In the case of Restricted Shares granted pursuant to Article III, the Committee may in its discretion impose additional conditions or restrictions as to the attainment of specified performance goals during the Restriction Period for all or a portion of the shares or all or a portion of the years in the Restriction Period.

          (b) The Committee may waive or modify at any time any condition or restriction (including, without limitation, any of the restrictions set forth in Article I, Section 5) with respect to any Restricted Shares issued pursuant to
Article III.

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          Section 4.  Shares Subject to the Plan.  Subject to adjustment as
          ----------  ---------------------------
provided in Section 1 of Article IV, the maximum number of Shares which may be granted as Restricted Shares under the Plan is 1,000,000; the maximum number of shares which may be granted as Restricted Shares to any individual pursuant to
Section 2 of Article II is 40,000; and, the maximum number of Shares which may be granted as Restricted Shares to any eligible employee pursuant to Article III is 300,000. Shares granted as Restricted Shares under the Plan may be authorized and unissued Shares or Shares held in the Company's treasury. Any Shares which are granted as Restricted Shares under the Plan and which are thereafter forfeited by the participant may again be granted under the Plan as Restricted Shares.

          Section 5.  Terms and Conditions of Restricted Shares.
          ----------  ------------------------------------------

          (a) Subject to the provisions of paragraph (b) of this Section 5, Restricted Shares issued pursuant to the Plan shall be subject to the following restrictions:

               (i) the Participant shall not be entitled to receive delivery of the certificate for such Restricted Shares until the expiration of the Restriction Period;

               (ii) such Restricted Shares shall not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restriction Period; and

               (iii) all such Restricted Shares shall be forfeited and all right of the Participant to such Restricted Shares shall terminate without further obligations on the part of the Company if the Participant ceases to be a director of the Company (in the case of a Participant who received Restricted Shares as an Eligible Director) or an employee of the Company (in the case of a Participant who received Restricted Shares as an Eligible Employee) prior to the end of the Restriction Period.

          Upon the forfeiture of Restricted Shares, such Shares shall be returned to the status of authorized and unissued Shares or treasury Shares, as determined by the Committee.

          (b) Notwithstanding the provisions of paragraph (a) of this Section 5, in the event a Participant ceases to be a director of the Company (in the case of a Participant who received Restricted Shares as an Eligible Director) or an employee of the Company (in the case of a Participant who received Restricted Shares as an Eligible Employee) prior to the end of a Restriction Period as a result of such Participant's death, disability or normal retirement in accordance with the Company's policies, then the restrictions set forth in paragraph (a) of this Section 5 shall immediately cease to apply to (and all rights of the Participant shall immediately vest with respect to) all of the Restricted Shares.

          In any event, all such Restricted Shares shall be forfeited and all rights of the Participant to such Restricted Shares shall terminate without further obligations on the part of the Company if the Participant, directly or indirectly, individually or as an agent, officer, director, employee, shareholder (excluding being the holder of any stock which represents less than 1% interest in a corporation), partner or in any other capacity whatsoever engages prior to the time such restrictions cease to apply in any activity competitive with or adverse to the Company's business or in the sale, distribution, production or attempted sale or distribution of any goods, products or services then sold or being developed by the Company.

          (c) Notwithstanding any other provision of the Plan, immediately prior to the occurrence of a "Change in Control", all of the restrictions set forth in this Section 5 shall immediately cease to apply to all Restricted Shares issued pursuant to the Plan, except to the extent that the lapse of such restrictions would, in the opinion of counsel selected by the Company's independent auditors, constitute "parachute payments" within the meaning of
Section 280G(b)(2)(A) of the Internal Revenue Code (the "Code") and, when added to any other "parachute payments" which would be received by the Participant pursuant to the terms of any other plan, arrangement or agreement with the Company, any person whose actions result in a change in control of the Company or any person affiliated with the Company or such person, would be subject to the tax imposed by Section 4999 of the Code. As used in the immediately preceding sentence, "immediately prior" to the Change in Control shall mean sufficiently in advance of the Change in Control to permit the Participant to deal with the Shares so that those Shares may be treated in the same manner in connection with the Change in Control as the Shares of other shareholders.

          (d) At the end of the Restriction Period, or at such earlier time as it is provided for in Paragraphs (b) or (c) of this Section 5, the restrictions applicable to the Restricted Shares pursuant to this Section 5 shall cease and a share certificate for the number of Restricted Shares with respect to which the restrictions have ceased shall be delivered, free of all such restrictions and all restrictive legends, to the Participant or the Participant's beneficiary or estate, as the case may be.

          (e) If required by the Committee, each grant of Restricted Shares shall be evidenced by a written agreement between the Company and the Participant.

          (f) In the event that the restrictions set forth in Paragraph (a) of this Section 5 shall cease to apply to any Restricted Shares granted to Eligible Employees subject to Section 16 of the Act prior to the date which is six months after the date of grant of such Restricted Shares, then, notwithstanding any provision to the contrary in this Section 5, the restrictions set forth in paragraphs (a) (i) and (a) (ii) of this Section 5 shall continue in effect until the date which is six months after the date of such grant.

          (g) Notwithstanding any provision to the contrary in this Section 5, but subject nonetheless to Paragraph (c) of this Section 5, in the case of Restricted Shares granted pursuant to Article III, if the Participant fails to attain specified performance goals set forth with respect to such Restricted Shares during the Restriction Period, the Participant will forfeit such Restricted Shares to the extent specified in the grant of such Restricted Shares and the right of the Participant to such Restricted Shares shall terminate to the extent specified in the grant of such Restricted Shares without any further obligations on the part of the Company.

          Section 6.  Rights as a Shareholder.
          ----------  ------------------------

          (a)  Upon the grant of Restricted Shares pursuant to Article II or
Article III of the Plan, the Company shall issue a share registered in the name of the Participant bearing the following legend and any other legend required by any federal or state securities laws:

          "The transferability of this certificate and the Common Shares represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against sale, assignment, transfer, pledge, hypothecation and other disposition) set forth in The Mead Corporation Restricted Stock Plan. Copies of such Plan will be mailed to any shareholder without charge within five days after receipt of written request therefor

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address to Secretary, The Mead Corporation, Mead World Headquarters, Courthouse
Plaza Northeast, Dayton, OH  45463."

          Each such share shall be retained by the Company until the restrictions set forth in Article I, Section 5(a) cease to apply to the Shares.

          (b) Upon the issuance of Restricted Shares pursuant to paragraph (a) of this Section 6, the Participant shall, subject to all of the terms, conditions and restrictions set forth in the Plan, have all of the rights of a holder of Shares, including the right to vote and to receive dividends and other distributions with respect thereto.

ARTICLE II.   RESTRICTED SHARES FOR ELIGIBLE DIRECTORS
-----------   ----------------------------------------

          Section 1.  Grant of Restricted Shares to Eligible Directors.
          ----------  -------------------------------------------------

          (a) On the third business day of January, 1998 and on each annual anniversary of such date during the term of the Plan, (each such date is hereinafter referred to as a "Grant Date"), the Company shall grant a number of Restricted Shares to each then Eligible Director determined by dividing $7,500 by the Market Value of a Share on the Grant Date (rounded to the nearest whole shares).

          (b) If during the term of the Plan any person becomes an Eligible Director on a date other than a Grant Date, the Company shall grant such person a number of Restricted Shares determined by dividing $7,500 by the Market Value of a Share (rounded to the nearest whole share) on the date of such person's election to the Board of Directors.

          (c) Each Eligible Director shall automatically receive a grant of a number of Restricted Shares of the Company equal to the quotient obtained by dividing (i) 5,000, by (ii) the Market Value per Share on the date the Plan, as amended, is approved by the Shareholders (the "Initial Grant"). Thereafter, on the third business day of January, 1997 and on each annual anniversary of such date during the term of the Plan, the Company shall grant and each Eligible Director shall automatically receive a number of Restricted Shares which shall equal the product obtained by multiplying the Initial Grant by an adjustment factor (the "Factor"). The Factor shall equal the quotient obtained by dividing
(y) the base line number for average total compensation paid to directors by companies with annual sales in excess of $4 billion, as published in the Hay Consulting Group's "Directors Compensation Report" (or comparable successor report) in the calendar year immediately preceding the year in which such grant is made, which report covers compensation paid in the year ending immediately prior to the year of publication, by (z) 36,246. In the event that such Directors Compensation Report (or comparable successor report) is not published with respect to any year, the Factor shall equal one (1).

          Section 2.  Election to Receive Compensation as Restricted Shares.
          ----------  ------------------------------------------------------

          (a) Not later than June 1 of each year during the term of the Plan, the Committee shall cause each Eligible Director to be furnished with an appropriate form which enables the director to elect to receive payment in Restricted Shares of a minimum of 20% up to a maximum of 100% (in increments of 10%) of the annual retainer fee to be earned by such director for service on the Board of Directors during the following calendar year which is paid on or after the first day of such calendar year. In order to be effective, the election form must be signed by the director and must be returned to the Committee or its delegate not later than July 1 of the year prior to the year with respect to which the election is being made. All such elections are irrevocable.

          (b) A new Eligible Director may, by filing the prescribed election form, elect to receive the annual retainer fee as Restricted Shares as provided in paragraph (a) of this Section 2 only if the election form is signed and filed at least six months prior to the date of payment of the annual retainer fee to such director.

          (c) If an Eligible Director has elected to receive all or a portion of the annual retainer fee as Restricted Shares as provided in this Section 2, then on the date such fee would otherwise be payable, the Company shall grant to such director a number of Restricted Shares determined by dividing the compensation so to be received by the Market Value of a Share on such date such other compensation would otherwise be payable (rounded to the nearest whole share).


ARTICLE III.     RESTRICTED SHARES FOR ELIGIBLE EMPLOYEES
------------     ----------------------------------------

          Section 1.  Grant of Restricted Shares to Eligible Employees.  From
          ----------  -------------------------------------------------
time to time during the term of the Plan, the Committee may determine that Restricted Shares shall be granted to Eligible Employees either as payment for all or a portion of the compensation to be paid to any Eligible Employee pursuant to the Company's incentive compensation plans, or for any other reason consistent with the purposes of the Plan. Restricted Shares to be granted as payment for all or a portion of incentive compensation shall be granted on the date the compensation is awarded, and the number of Restricted Shares so granted shall be determined by dividing the amount of such compensation by the Market Value of a Share on the date the compensation is awarded (rounded to the nearest whole Share).

ARTICLE IV.    MISCELLANEOUS
-----------    -------------

          Section 1.  Adjustments Upon Changes in Capitalization.  Upon any
          ----------  -------------------------------------------
change in the outstanding Shares by virtue of a share dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar change, the number of Restricted Shares which may be granted under the Plan (or the class of shares which may be granted as Restricted Shares) shall be adjusted appropriately by the Committee, whose determination with respect to such adjustment shall be conclusive. Unless the Committee shall otherwise determine, any securities and other property received by a Participant in connection with or as a result of any such change with respect to Restricted Shares (excluding dividends paid in cash) shall be subject to the restrictions then applicable to Restricted Shares under the Plan (including forfeiture), and shall be deposited promptly with the Company to be held in custody until the restrictions cease to apply to the Restricted Shares to which such securities or other property relates.

          Notwithstanding the foregoing, however, in the event any rights to purchase Shares are issued pursuant to the Company's Shareholder Rights Plan (or any successor plan) with respect to Restricted Shares, such rights shall cease to be subject to the restrictions applicable to the underlying Restricted Shares at such time, if any, as such rights become exercisable.

          Section 2.  Compliance with Laws.  The issuance or delivery of Shares
          ----------  ---------------------
pursuant to the Plan shall be subject to, and shall comply with, any applicable requirements of federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder), any securities exchange upon which the Shares may be listed and any other law or regulation applicable thereto, and the Company shall not be obligated to issue or deliver any Shares pursuant to the Plan if such issuance or delivery would violate any such requirements. The foregoing shall not, however, be deemed to require the Company to effect any registration of Shares under any such law or regulation.

          Section 3.  Amendment and Termination.
          ----------  --------------------------

          (a) The Board of Directors may from time to time amend the Plan, or any provision thereof, in such respects as the Board of Directors may deem advisable; provided, however, that any such amendment must be approved by the holders of Shares entitling them to exercise a majority of the voting power of the Company if such amendment would:

               (i) materially increase the benefits accruing to participants under the Plan;

               (ii) materially increase the aggregate number of Shares which may be issued and/or delivered or the number of Shares which may be granted to any individual under the Plan;

               (iii) materially modify the requirements as to eligibility for participation in the Plan.

          (b) The Plan shall terminate and no additional Restricted Shares shall be granted under the Plan after September 30, 2005; provided, however, that the Board of Directors may earlier terminate the Plan at any time.

          (c) No amendment to or termination or expiration of the Plan shall adversely affect any Restricted Shares previously granted under the Plan without the consent of the holder thereof.

          (d) Notwithstanding paragraph (a) of this Section 3, the provisions of Section 1 of Article II may not be amended more than once every six months other than to comport with changes in the Code, ERISA or the rules thereunder.

          Section 4.  Notices.  Each notice relating to the Plan shall be in
          ----------  --------
writing and delivered in person or by mail to the proper address. Each notice shall be deemed to have been given on the date it is delivered or mailed except that an election to receive compensation as Restricted Shares pursuant to
Article II, Section 2 shall be deemed to have been given on the date it is received by the Committee. Each notice to the Committee shall be addressed as follows: The Mead Corporation, Mead World Headquarters, Courthouse Plaza Northeast, Dayton, Ohio 45463, Attention: Secretary. Each notice to a Participant shall be addressed to the Participant's address as set forth in the records of the Company. Anyone to whom a notice may be given under this Plan may designate a new address by written notice to the Company or to the Participants, as the case may be.

          Section 5.  Benefits of Plan.  The Plan shall inure to the benefit of,
          ----------  -----------------
and shall be binding upon, each successor and assign of the Company. All rights and obligations imposed upon a Participant and all rights granted to the Company under this Plan shall be binding upon such Participant's heirs, legal representatives and successors. Nothing in the Plan shall be deemed to create any obligation on the part of the Company to nominate any director for re-election or to continue the employment of any employee.

          Section 6.  Taxes.
          ----------  ------

          (a) The Company shall have the right to require, prior to the issuance or delivery of any Restricted Shares, payment by the Participant of any taxes required by law with respect to the issuance or delivery of such Restricted Shares.

          (b) On any date on or after January 1, 1994 that restrictions applicable to Restricted Shares granted (or to be granted) hereunder shall have ceased pursuant to Article I, Section 5 (the "Lapse Date"), and with respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act") on any date thereafter through the end of the next following period (the "Window Period") specified in Rule 16b-3(e)(3) (or any successor rule) under the 1934 Act, the Participant to whom such Restricted Shares were granted may elect to have the Company retain, from the Restricted Shares to be delivered at the end of the Restriction Period, Shares having a Market Value on the date of delivery equal to all or any part of the required minimum federal, state and local withholding tax payments to be made by the Participant with respect to ceasing of the restrictions in lieu of making such payments in cash; provided that such election may also be made in advance of the Lapse Date and will be effective on the date specified in the notice of election (subject, as applicable, to Section 16 of the 1934 Act), and further provided that, with respect to a Lapse Date that has occurred or will occur between January 1, 1994 and October 28, 1994, the election may be made by persons subject to and in accordance with Section 16 of the 1934 Act through the end of the first Window Period which commences on, includes or follows October 28, 1994. The Committee may establish from time to time rules or limitations with respect to the right of a Participant to elect to have the Company retain Restricted Shares in satisfaction of withholding payments; provided, however, that, in any event, any such rules or limitations must be in accordance with Section 16 of the 1934 Act and any applicable rules established under such Section.

          Section 7.  Governing Law.  All grants of Restricted Shares shall be
          ----------  --------------
made and accepted in the State of Ohio. The laws of the State of Ohio shall control the interpretation and performance of the provisions of the Plan.

          Section 8.  Effective Date of the Plan.  The effective date of the
          ----------  ---------------------------
Plan shall be December 10, 1987; provided, however, that if the Plan is not approved at the 1988 Annual Meeting of Shareholders by the holders of at least a majority of the outstanding voting power of the Company, the Plan shall immediately terminate. No dividends shall be paid prior to the 1988 Annual Meeting of Shareholders with respect to any Restricted Shares granted prior to such meeting. If the Plan is not approved at such meeting, all Restricted Shares granted prior thereto shall be retained by the Company, and the Company shall pay to the Participant in whose name such Restricted Shares were registered an amount equal to the Market Value on the date of grant of a number of Shares equal to such number of Restricted Shares.

                  ___________________________________________

NOTES:
------

          (1) Adopted by the Board of Directors of the Company on December 11, 1987.

          (2)  Approved by the shareholders of the Company on April 28, 1988.

          (3) Addition of Article II, Section 2, subsection (d) adopted by the Board of Directors of the Company on December 15, 1989 (deleted February 28,
1991).

          (4) Amendment to Article I, Section 2, subsection (h) adopted by the Board of Directors of the Company on January 25, 1990.

          (5)  Amendments to Article I, Section 2, subsections (d) and (j);
Article I, Section 3, subsection (a); and Article III, Section 1; and addition of Article 2, Section 5, subsection (g), adopted by the Board of Directors of the Company on January 24, 1991, and approved by the shareholders of the Company on April 25, 1991.

          (6) Amendments to Article II, Section 2, subsections (a) and (b); and addition of Article I, Section 5, subsection (f) and Article IV, Section 3, subsection (d) adopted by the Board of Directors of the Company on February 28, 1991.

          (7) Amendments to Article I, Section 5, subsection (b); and addition of Article I, Section 5, subsection (b) (iii), adopted by the Board of Directors of the Company on July 23, 1992.

          (8) Amendment to Article IV, Section 6, subsection (b) adopted by the Board of Directors of the Company on April 28, 1994.

          (9)  Amendments to Article I, Section 2(j), Section 4, Section 5(b)
(i), Section 6, Article II, Section 1(c), Article IV, Section 3(b) adopted by the Board of Directors of the Company on October 28, 1995, and approved by the shareholders of the Company on April 25, 1996.

          (10) Amendments to Article I, Section 2(j) and 5(b); Article II,
Section 1(a) and (b) adopted by the Board of Directors of the Company on November 09, 1996.

          (11) Amendments to Article I, Section 2(b), and addition of subsection
(i), (ii), (iii), (iv) with addition of a paragraph at the end; addition of (m),
(n), (o), (p), (q) and Article I, Section 5(c) of the Plan adopted by the Board of Directors of the Company on June 24, 1998.

          (12) Administrative Amendment to Article IV, Section 6(b) adopted by the Compensation Committee of the Board of Directors of the Company on June 24, 1999.

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